Participative stockholders' debentures	12 Months Ended
Dec. 31, 2020
Participative stockholders' debentures
Participative stockholders' debentures

21.   Participative stockholders' debentures

At the time of its privatization in 1997, the Company issued a total of 388,559,056 debentures to then-existing stockholders, including the Brazilian Government. The debentures' terms were set to ensure that pre-privatization stockholders would participate in potential future benefits that might be obtained from exploration of mineral resources. This obligation will cease when all the relevant mineral resources are exhausted, sold or otherwise disposed of by the Company.

Holders of participative stockholders' debentures have the right to receive semi-annual payments equal to an agreed percentage of revenues less value-added tax, transport fee and insurance expenses related to the trading of the products, derived from these mineral resources. The Company made available for withdrawal as remuneration the amount of US$183  (R$1 billion) and US$194  (R$776 million), for the year ended December 31, 2020 and 2019, respectively, as disclosed on the "Shareholders' debentures report" made available on the Company's website.

Accounting policy

The participative stockholders' debentures are measured at fair value through profit or loss based on the market approach. To calculate the fair value of the liabilities, the Company uses the weighted average price of the secondary market trades in the last month of the quarter.